Amounts Receivable and Prepaids	6 Months Ended
Sep. 30, 2025
Receivables [Abstract]
Amounts Receivable and Prepaids [Text Block]

5. Amounts Receivable and Prepaids

	September 30, 2025	March 31, 2025

Sales tax receivable	$51,062	$14,650
Prepaid expenses and other receivables	12,485	8,527
Receivable on sale of subsidiary (1)	1,816	1,816
Accounts receivable and prepaids, gross	65,363	24,993

Provisions and liability on sales tax receivable, opening	(6,633)	(6,777)
Additions	-	(310)
Recovery and reversal	1,859	1,259
Foreign exchange	1,028	(805)
Provision on sales tax receivable	(3,746)	(6,633)
Amounts receivable and prepaids, net	61,617	18,360

Less: current portion	(16,994)	(11,758)
Long term portion	$44,623	$6,602

(1) This balance is conditional upon ruling by the Swedish Tax Authority related to an ongoing process in connection with certain value added tax (VAT) balances remitted and or claimed by the Company. If the ruling is favourable; amounts will be received; otherwise, the amounts will not be collectible. Management has assessed the collectability using a probability model under a range of scenarios and this receivable reflects the results of that process.

During the period ended September 30, 2025, after examination of the history of claims and payments received from various authorities, together with regulatory challenges, the Company assessed the collectability of its Sales tax receivable balance. As a result, the Company determined that there is uncertainty over the collection of certain amounts and recorded a provision of $nil (March 31, 2025 - $0.3 million) for these receivables. During the period ended September 30, 2025, the Company paid $0.3 million towards the $0.3 million provisioned amount. The Company had received an assessment of $2.3 million during year ended March 31, 2024, for sales tax payable that is included in the provision as a result of a Sales tax audit related to periods prior to the acquisition of 9376-9974 Quebec Inc. in 2021. During the period ended September 30, 2025, the Company received sales tax credits totalling $1.4 million that were applied against this assessment and the Company paid an additional $0.2 million towards this assessment.

During the current period ended September 30, 2025, management reassessed its estimate regarding the expected timing of utilization of certain value-added tax (“VAT”) amounts arising from the Company’s operations in Paraguay. These VAT balances represent non-refundable tax credits that may be applied against future VAT obligations. Based on the expected utilization, management revised its estimate of when these credits are expected to be realized.

As a result of this change in estimate, the Company reclassified certain VAT balances within the Condensed Interim Consolidated Statements of Financial Position  to reflect the expected utilization period. Amounts as at March 31, 2025 have been reclassified to conform to the current period presentation.

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company's primary exposure to credit risk is on its cash held in bank accounts as at September 30, 2025. The majority of cash is deposited in bank accounts held primarily with one major bank in Canada so there is a concentration of credit risk. This risk is managed by using a major bank that is a high credit quality financial institution as determined by rating agencies.

The Company is exposed to credit risk related to amounts receivable from the Swedish government related to VAT filings and from the Canadian and Quebec governments related to the sales tax filings (Note 16).